UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

July 24, 2014

HERITAGE FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

WASHINGTON	0-29480	91-1857900
(State or other jurisdiction of incorporation)	(Commission File Number)	IRS Employer Identification No.

201 Fifth Avenue S.W. Olympia WA	98501
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (360) 943-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

(a)	The Annual Meeting of the Company was held on July 24, 2014.

(b)	There were a total of 30,200,590 of the Company’s common stock outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 27,099,855 shares of common stock were represented in person or by proxy, therefore a quorum was present. The following proposals were submitted by the Board of Directors to a vote of shareholders:

Proposal 1. Election of Directors. The following individuals were elected as directors for one year terms:

	FOR	WITHHELD	BROKER NON-VOTES
	# of votes	# of votes	# of votes
Rhoda L. Altom	23,206,971	320,830	3,553,556
David H. Brown	23,203,450	324,351	3,553,556
Brian S. Charneski	23,147,514	380,287	3,553,556
Gary B. Christensen	23,206,613	321,188	3,553,556
John A. Clees	23,204,627	323,174	3,553,556
Mark D. Crawford	23,205,132	322,669	3,553,556
Kimberly T. Ellwanger	23,193,621	334,180	3,553,556
Deborah J. Gavin	23,204,658	323,143	3,553,556
Jay T. Lien	23,183,874	343,927	3,553,556
Jeffrey S. Lyon	23,146,836	380,965	3,553,556
Gragg E. Miller	23,195,446	332,355	3,553,556
Anthony B. Pickering	23,199,032	328,769	3,553,556
Robert T. Severns	23,205,673	322,128	3,553,556
Brian L. Vance	23,182,695	345,106	3,553,556
Ann Watson	23,205,632	322,169	3,553,556

Based on the votes set forth above, the above named directors were duly elected to serve as directors of the Company for a one year term expiring at the annual meeting of shareholders in 2015 and until their respective successors have been duly elected and qualified.

Proposal 2. Advisory (Non-binding) approval of the compensation of the Company’s named executive officers. This proposal received the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
21,205,536	1,790,169	657,012	3,553,138

Based on the votes set forth above, the compensation of the Company’s named executive officers was approved by shareholders.

Proposal 3. The approval of the Heritage Financial Corporation 2014 Omnibus Equity Plan. This proposal received the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
21,173,883	2,032,045	340,789	3,553,138

Based on the votes set forth above, the Heritage Financial Corporation 2014 Omnibus Equity Plan was approved by the shareholders.

Proposal 4. Ratification of the appointment of Crowe Horwath LLP as the Company’s independent auditors for the year ending December 31, 2014. This proposal received the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
26,939,443	48,521	111,891	—

Based on the votes set forth above, the appointment of Crowe Horwath LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2014 was duly ratified by the shareholders.

(c)	None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: July 25, 2014

HERITAGE FINANCIAL CORPORATION

By:	/s/ Brian L. Vance
Brian L. Vance
President and Chief Executive Officer